SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report: March 28, 2003
-----------------------------------
(Date of earliest event reported)

Commission File No. 333-98129




                    Wells Fargo Asset Securities Corporation
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      Delaware                                           52-1972128
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(State of Incorporation)                      I.R.S. Employer Identification No.





         7485 New Horizon Way, Frederick, Maryland                 21703
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          Address of principal executive offices                 (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code





       (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

      On March 28, 2003, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2003-3, Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-R, Class I-A-LR, Class II-A-1, Class A-PO, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $997,651,086.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 28, 2003, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank") and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2003-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, having an aggregate initial principal balance of $3,756,080.19 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

                  As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.62% undivided interest in a trust fund (the "Trust Estate"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. Some of the Mortgage Loans in the second pool were originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of Wells Fargo Home Mortgage, Inc. and of employees of various non-participant employees. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

                  Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

                  Elections will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," and each, a "REMIC"). The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-R, Class I-A-LR, Class II-A-1, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates and each Component will be treated as "regular interests" in the Upper-Tier REMIC and the Class I-A-R and Class I-A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K



    Exhibit No.                               Description
    -----------                               -----------
      (EX-4) Pooling and Servicing Agreement, dated as of March 28, 2003, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank Minnesota, National Association and Wachovia Bank, National Association, as trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

                                       March 28, 2003


                                       /s/ Alan S. McKenney
                                       -----------------------------------------
                                       Alan S. McKenney
                                       Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
(EX-4)                    Pooling and Servicing Agreement,               E
                          dated as of March 28, 2003 among
                          Wells Fargo Asset Securities
                          Corporation, Wells Fargo Bank
                          Minnesota, National Association
                          and Wachovia Bank, National
                          Association, as trustee.